UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT®

Semiannual Report

June 30, 2013

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2013. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

Over most of the reporting period, intervention by the Federal Reserve (“Fed”) and other developed market central banks including the European Central Bank, Bank of England and Bank of Japan, largely succeeded in suppressing market volatility and encouraged investors to move into riskier assets such as equities and high yield bonds. As a result, prices on these asset classes rose considerably through April 2013, propped up by aggressive central bank policies rather than strong economic fundamentals.

However, conditions in financial markets deteriorated rapidly beginning in mid-May as investors reacted to signals by the Fed that it might begin to slow the pace of its asset purchases later this year. Fed Chairman Ben Bernanke outlined a plan for eventually tapering quantitative easing (“QE”) purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. In particular, this shift in tone fueled a broad-based sell-off within fixed income assets, undermining market liquidity and sending yields higher across the risk spectrum.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities posted strong performance and touched record highs in the early part of 2013. U.S. equities, as measured by the S&P 500 Index, returned 13.82% and global equities, as represented by the MSCI World Index, returned 8.43%. However, emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 9.57%, due to declining earnings growth and rising U.S. interest rates towards the latter part of the period which placed pressure on local EM currencies. Concerns over growth and financial risk in China, worsening economic conditions in Brazil, and political turmoil in Turkey also weighed on EM equity returns.

■

Yields on U.S. Treasuries rose considerably beginning in mid-May through the end of the period primarily due to the possibility that the Fed would begin considering tapering its asset purchase program. As a result, bond markets sold off with yields increasing and bond prices declining. The benchmark ten-year U.S. Treasury note yielded 2.49% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.44% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 25, 2013

SEMIANNUAL REPORT	JUNE 30, 2013	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S.

economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

Effective as of June 30, 2013 and August 14, 2013, respectively, Vern O. Curtis and Allan B. Hubbard no longer serve as Trustees of the Trust.

2	PIMCO EQUITY SERIES VIT

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2013 to June 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2013	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the first half of 2013 and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market, the Portfolio itself, and our outlook for the remainder of 2013.

The Last Six Months in Review

The stock market rally that began in early 2012 continued unabated through the first half of 2013 with the MSCI World Index posting gains for five consecutive months through the end of May 2013, pausing only for a pullback in the month of June. Due to very valid concerns about growth in Europe, despite the monetary support and pledge by European Central Bank (“ECB”) President Mario Draghi to keep interest rates low for an “extended period of time”, European stocks did not perform nearly as well as those in either the United States or Japan; two areas of the world which are also trying to stimulate economic growth with very accommodative central bank policies. In the U.S., the S&P 500 Index posted its best first half since 1998, including the aforementioned modest decline in June due to Federal Reserve (“Fed”) Chairman Ben Bernanke’s comments about the potential for the “tapering” of quantitative easing (“QE”). In Japan, the equity rally that began last fall with the election of Prime Minister Shinzo Abe, continued with the subsequent appointment of Bank of Japan (“BOJ”) Governor Kuroda this past spring and his announcement of a very aggressive bond buying program designed to reach a target of 2% inflation for the country.

As a result of the unprecedented accommodative central bank monetary policies and the excess liquidity provided, equities and other risk assets appreciated in the first half of 2013. The increase, however, was driven by Price/Earnings (“PE”) multiple expansion, rather than an improvement in underlying fundamentals and in an equity market environment driven by yet-to-materialize growth expectations, the Portfolio lagged the overall broad equity market index.

Pathfinder Portfolio

We have a predilection to own what we believe are quality companies, which we define as businesses with high operating margins, attractive dividend yields, and manageable leverage, when we can find them at attractive discounts. We find that these quality businesses have cash flows that are steady and reliable, dividends that are meaningful and generally increasing, stock buyback programs that reduce the share count, and stock prices that tend to be less volatile than the overall equity market. One of our holdings which fit these investment criteria is Microsoft and it was one of our best performers over the reporting period.

Microsoft is a best-in-breed software company whose core businesses, Windows, Office, servers and tools, entertainment and devices, have all been improving with the introduction of major new products across all divisions. Windows XP is going through a large forced upgrade cycle, enterprise revenue growth continues to be strong and the cloud numbers have surprised investors, in our opinion. For some time, personal computer (PC) shrinkage was a major unknown concern; however, we believe it is now well known. We continue to find a lot of value in Microsoft at only 11X 2014 estimated earnings, with a 2.7% dividend yield and approximately $9/share in cash on its balance sheet. Subsequent to the close of the quarter ending June 30, 2013, Microsoft released earnings which included a $900 million write-down related to its Surface tablet, which also affected margins in its Windows division. Although this was an obvious disappointment to investors, Microsoft generates approximately $2.5 billion/month in free cash flow, and we continue to view Microsoft as a very attractive investment.

Another contributor to returns was the Portfolio’s holding of SLM Corp (Sallie Mae), the student loan lender, originator, and servicer, which posted strong performance for the first half year. As the economy and the banking sector improved, Sallie Mae’s lending volumes increased, and student loan bond trading activity doubled as credit quality concerns subsided. Further, they have announced a separation into an education management business and a consumer lending business to be completed over the next year, which we believe bodes well for shareholders. At less than 9X 2013 estimated earnings and a 2.5% dividend yield, we find good value in the company.

The Portfolio’s holding of GS Home Shopping, one of the leading internet and TV shopping providers in South Korea, also contributed to returns. We originally purchased the stock of GS Home Shopping at an extremely deep value as approximately 80% of its market capitalization was represented by the cash on the balance sheet and the stock was trading at a PE of 2. GS Home Shopping has since benefited by the development of on-line and mobile shopping in South Korea, and the subsequent migration of consumers from shopping at department stores to shopping on-line. GS Home Shopping also expanded its high margin apparel and fashion offerings and continued to develop its international operations. The double digit growth the company has enjoyed acted as a catalyst for a re-rating of the stock and it rose significantly this year.

4	PIMCO EQUITY SERIES VIT

We also had a few stocks in the portfolio which did not perform as we had expected. The Portfolio’s holding of Eutelsat, a French satellite services company and one of the world’s top three satellite operators with a 15% market share globally, detracted from returns. Eutelsat has been subject to new and increasing competition and as a result, the company reported disappointing results in May 2013, causing the company to be downgraded at several brokerage houses. Eutelsat continues to enjoy long-term service contracts with a residual life of 6.9 years, which generate predictable cash flows, and the company is focused on increasing the top line by high single digits due to the launch of new TV channels and the development of HDTV.

The price of gold declined dramatically in the spring of 2013 due to concern that Cyprus might need to liquidate its gold holdings in response to its financial crisis, and by comments from Fed Chairman Bernanke on the potential for the “tapering” of the Fed’s quantitative easing program. The Fund’s holding of gold miner Anglogold Ashanti dropped significantly due to the inherent operating leverage of its mining operations to the underlying commodity price. In addition, the departure of the company’s CEO and uncertainty regarding the outcome of South African wage negotiations continued to weigh on the shares, which detracted from the Portfolio’s returns.

Silver declined in conjunction with gold and this negatively impacted the Portfolio’s holding in Silver Wheaton, a precious metal streaming company. In addition to the decline in silver prices, the company was negatively impacted by permitting delays at one of the company’s projects. Silver Wheaton’s streaming model has shown resilience in the face of the decline in silver prices as cash margins are expected to remain over 70%, per industry reports. The company has also taken advantage of the stressed balance sheets of mining companies to acquire new precious metal streams at attractive valuations, in our opinion.

Looking Forward

As PIMCO’s CEO and Co-CIO Mohamed A. El-Erian described in the recent Secular Outlook, “New Normal . . . Morphing,” we do not expect to see near-term catalysts that would lead to sustainable, private sector, above-trend economic growth nor price pressures that would lead to rising inflation. We envision the global economy muddling through on a low-growth, low-inflation path for the next several years. With corporate balance sheets in developed markets generally in good health and with cash balances at all-time highs, we believe many companies are well positioned to generate growth even in what we expect to be a “muddle through” economic environment.

We continue to focus on buying quality companies, when we can find them at attractive valuations, and with what we believe is a margin of safety built into the price. Buying quality businesses provides the benefit of more consistent business performance which tends to provide less volatility in earnings and stock prices over time, in our opinion. This lower volatility often leads to better compounding of returns over the long-term.

In closing our letter, we repeat our thanks for investing with us in the Portfolio. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

SEMIANNUAL REPORT	JUNE 30, 2013	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Top 10 Holdings1

British American Tobacco PLC	3.1%
Microsoft Corp.	3.1%
Imperial Tobacco Group PLC	3.0%
Danone S.A.	2.9%
SPDR Gold Trust	2.9%
Intel Corp.	2.9%
Berkshire Hathaway, Inc. ‘B’	2.6%
AIA Group Ltd.	2.5%
Lorillard, Inc.	2.3%
Lancashire Holdings Ltd.	2.2%

Geographic Breakdown1

United States	39.2%
United Kingdom	13.7%
France	10.0%
Netherlands	5.0%
Bermuda	4.7%
Switzerland	4.5%
Hong Kong	4.0%
Norway	3.6%
Japan	2.7%
Germany	2.3%
Denmark	1.9%
Other	7.5%

Sector Breakdown1

Consumer Staples	30.0%
Financials	22.8%
Energy	11.0%
Industrials	9.4%
Information Technology	9.0%
Health Care	7.5%
Consumer Discretionary	3.7%
Other	5.7%

[1]

% of Total Investments as of 06/30/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2013
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	4.38%	10.32%	3.94%
MSCI World Index±	8.43%	18.58%	7.01%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.15% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (01/01/13)	$1,000.00	$1,000.00
Ending Account Value (06/30/13)	$1,043.80	$1,019.98
Expenses Paid During Period†	$4.92	$4.86
Net Annualized Expense Ratio††	0.97%	0.97%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Institutional Class shares returned 4.38% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 8.43%.

»

An underweight to and security selection in the consumer discretionary sector was a significant detractor from returns during the reporting period, as well as the Portfolio’s weighting and security selection in the industrials and health care sectors. However, security selection in the information technology sector and a lighter weighting to the materials sector benefited the Portfolio’s returns relative to the Portfolio’s benchmark index.

»	Holdings in Microsoft, Berkshire Hathaway, and Intel contributed to returns as prices on these securities appreciated during the reporting period.

»	Holdings in Eutelsat Communications, Silver Wheaton, and Anglogold Ashanti detracted from returns as prices on these securities declined during the reporting period.

»

Given the appreciation in the equity markets over the reporting period, the Portfolio’s market and tail-risk hedging strategies, including its position in a gold exchange traded fund, detracted from returns as these hedging strategies declined in value over the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 97% in equities we believe are undervalued, 1% (on the long side only) in merger arbitrage investments, 0% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including an approximate 3% position in gold.

SEMIANNUAL REPORT	JUNE 30, 2013	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	06/30/2013+		12/31/2012	12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$10.72		$9.85	$10.33	$10.00
Net investment income (a)	0.17		0.21	0.11	0.12
Net realized/unrealized gain (loss)	0.30		0.77	(0.58)	0.21
Total income (loss) from investment operations	0.47		0.98	(0.47)	0.33
Dividends from net investment income	0.00		(0.11)	(0.01)	0.00
Total distributions	0.00		(0.11)	(0.01)	0.00
Net asset value end of year or period	$11.19		$10.72	$9.85	$10.33
Total return	4.38%		9.98%	(4.54)%	3.30%
Net assets end of year or period (000s)	$54,853		$58,740	$66,439	$3,276
Ratio of expenses to average net assets	0.97	%*	0.99%	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.15	%*	1.15%	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.96	%*	0.97%	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.14	%*	1.13%	1.17%	3.68	%*
Ratio of net investment income to average net assets	3.00	%*	2.02%	1.14%	1.69	%*
Portfolio turnover rate	16	%**	26%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2013

Assets:
Investments, at value	$467,271
Investments in Affiliates, at value	1,693
Repurchase agreements, at value	640
Cash	1
Deposits with counterparty	5,624
Foreign currency, at value	435
Receivable for investments sold	3,188
Unrealized appreciation on foreign currency contracts	4,396
Receivable for Portfolio shares sold	182
Interest and dividends receivable	787
Dividends receivable from Affiliates	2
484,219

Liabilities:
Payable for investments purchased	$3,858
Payable for investments in Affiliates purchased	2
Payable for short sales	5,201
Written options outstanding	14
Unrealized depreciation on foreign currency contracts	3,992
Unrealized depreciation on OTC swap agreements	420
Deposits from counterparty	3,267
Payable for Portfolio shares redeemed	25
Accrued investment advisory fees	234
Accrued supervisory and administrative fees	131
Accrued distribution fees	81
Reimbursement to PIMCO	4
Other liabilities	4
17,233

Net Assets	$466,986

Net Assets Consist of:
Paid in capital	$408,139
Undistributed net investment income	13,918
Accumulated undistributed net realized (loss)	(10,327)
Net unrealized appreciation	55,256
$466,986

Net Assets:
Institutional Class	$54,853
Advisor Class	412,133

Shares Issued and Outstanding:
Institutional Class	4,900
Advisor Class	36,986

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.19
Advisor Class	11.14

Cost of Investments	$411,989
Cost of Investments in Affiliates	$1,693
Cost of Repurchase Agreements	$640
Cost of Foreign Currency Held	$439
Proceeds Received on Short Sales	$5,150
Premiums Received on Written Options	$67

SEMIANNUAL REPORT	JUNE 30, 2013	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2013

Investment Income:
Interest	$2
Dividends, net of foreign taxes*	9,607
Dividends from Affiliate investments	33
Total Income	9,642

Expenses:
Investment advisory fees	1,837
Supervisory and administrative fees	855
Distribution and/or servicing fees - Advisor Class	527
Trustees’ fees	83
Interest expense	29
Total Expenses	3,331
Waiver and/or Reimbursement by PIMCO	(440)
Net Expenses	2,891

Net Investment Income	6,751

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,065
Net realized (loss) on Affiliate investments	(34)
Net realized gain on written options	59
Net realized gain on swaps	154
Net realized (loss) on short sales	(426)
Net realized (loss) on foreign currency transactions	(5,426)
Net change in unrealized appreciation on investments	6,075
Net change in unrealized appreciation on Affiliate investments	29
Net change in unrealized appreciation on written options	53
Net change in unrealized (depreciation) on swaps	(398)
Net change in unrealized appreciation on short sales	34
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,260
Net Gain	13,445

Net Increase in Net Assets Resulting from Operations	$20,196

* Foreign tax withholdings - Dividends	$537

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,751	$8,477
Net realized gain	3,426	710
Net realized gain (loss) on Affiliate investments	(34)	22
Net capital gain distributions received from Affiliate investments	0	3
Net change in unrealized appreciation	10,024	33,644
Net change in unrealized appreciation (depreciation) on Affiliate investments	29	(30)
Net increase resulting from operations	20,196	42,826

Distributions to Shareholders:
From net investment income
Institutional Class	0	(610)
Advisor Class	0	(3,424)

Total Distributions	0	(4,034)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(25,474)	(20,618)

Total Increase (Decrease) in Net Assets	(5,278)	18,174

Net Assets:
Beginning of year or period	472,264	454,090
End of year or period*	$466,986	$472,264

*Including undistributed net investment income of:	$13,918	$7,167

**	See note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2013	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 94.7%

BELGIUM 1.4%

INDUSTRIALS 1.4%
bpost S.A. (a)	352,239	$6,547

Total Belgium		6,547

BERMUDA 4.7%

ENERGY 3.0%
North Atlantic Drilling Ltd.	615,508	5,219
Seadrill Ltd.	223,835	9,015

		14,234

FINANCIALS 1.7%
Hiscox Ltd.	900,583	7,800

Total Bermuda		22,034

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	281,792	3,641

Total Brazil		3,641

CANADA 1.0%

ENERGY 0.7%
Cameco Corp.	154,112	3,184

MATERIALS 0.3%
Silver Wheaton Corp.	75,557	1,486

Total Canada		4,670

DENMARK 1.9%

CONSUMER STAPLES 1.9%
Carlsberg A/S ‘B’	99,326	8,881

Total Denmark		8,881

FAEROE ISLANDS 0.7%

CONSUMER STAPLES 0.5%
Bakkafrost P/F	199,159	2,385

FINANCIALS 0.2%
BankNordik P/F	52,480	879

Total Faeroe Islands		3,264

FRANCE 9.7%

CONSUMER DISCRETIONARY 2.1%
Eutelsat Communications S.A.	246,420	6,991
JCDecaux S.A.	109,825	2,990

		9,981

CONSUMER STAPLES 5.0%
Carrefour S.A.	341,156	9,370
Danone S.A.	182,633	13,747

		23,117

	SHARES	MARKET VALUE (000S)
ENERGY 1.3%
Bourbon S.A.	92,269	$2,396
Total S.A.	79,866	3,901

		6,297

UTILITIES 1.3%
Suez Environnement Co.	472,141	6,102

Total France		45,497

GERMANY 2.3%

HEALTH CARE 1.8%
Rhoen Klinikum AG	369,530	8,523

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	999

UTILITIES 0.3%
E.ON SE	65,009	1,066

Total Germany		10,588

HONG KONG 4.0%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	286,000	1,974

FINANCIALS 3.1%
AIA Group Ltd.	2,813,100	11,852
First Pacific Co. Ltd.	2,526,000	2,697

		14,549

INDUSTRIALS 0.5%
Jardine Matheson Holdings Ltd.	20,300	1,225
Jardine Strategic Holdings Ltd.	23,700	858

		2,083

Total Hong Kong		18,606

ISRAEL 0.6%

HEALTH CARE 0.6%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,699

Total Israel		2,699

JAPAN 2.7%

CONSUMER DISCRETIONARY 0.5%
Nissan Motor Co. Ltd.	237,800	2,383

INDUSTRIALS 1.0%
FANUC Corp.	31,400	4,545

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	48,717	5,736

Total Japan		12,664

NETHERLANDS 5.0%

CONSUMER STAPLES 2.1%
CSM	359,506	7,277

	SHARES	MARKET VALUE (000S)
D.E Master Blenders 1753 NV (a)	142,524	$2,282

		9,559

ENERGY 0.7%
Royal Dutch Shell PLC ‘A’	105,104	3,357

FINANCIALS 1.6%
ING Groep NV - Dutch Certificate (a)	827,071	7,559

INFORMATION TECHNOLOGY 0.6%
Gemalto NV	33,016	2,989

Total Netherlands		23,464

NORWAY 3.6%

CONSUMER STAPLES 3.6%
Cermaq ASA	288,086	5,027
Marine Harvest ASA	9,741,864	9,903
Orkla ASA	214,621	1,757

Total Norway		16,687

SINGAPORE 0.8%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	16

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	452,700	3,703

Total Singapore		3,719

SOUTH AFRICA 0.4%

MATERIALS 0.4%
AngloGold Ashanti Ltd. SP - ADR	128,956	1,844

Total South Africa		1,844

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	6,961	1,442

Total South Korea		1,442

SWEDEN 1.3%

INDUSTRIALS 1.3%
Loomis AB ‘B’	315,094	6,055

Total Sweden		6,055

SWITZERLAND 4.5%

CONSUMER STAPLES 1.5%
Nestle S.A.	105,866	6,947

FINANCIALS 0.6%
Swiss Re AG	40,857	3,040

HEALTH CARE 1.4%
Roche Holding AG	26,284	6,524

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.4%
Logitech International S.A.	277,336	$1,911

MATERIALS 0.6%
Sika AG	1,086	2,808

Total Switzerland		21,230

UNITED KINGDOM 13.8%

CONSUMER DISCRETIONARY 0.3%
Liberty Global PLC (a)	19,924	1,353

CONSUMER STAPLES 8.1%
British American Tobacco PLC	281,362	14,431
Imperial Tobacco Group PLC	409,244	14,190
Reckitt Benckiser Group PLC	133,598	9,450

		38,071

ENERGY 2.7%
BP PLC	1,205,905	8,369
Ensco PLC ‘A’	70,876	4,119

		12,488

FINANCIALS 2.7%
Lancashire Holdings Ltd.	834,820	10,068
Prudential PLC	145,127	2,369

		12,437

Total United Kingdom		64,349

UNITED STATES 35.2%

CONSUMER STAPLES 7.6%
Altria Group, Inc.	202,101	7,071
Lorillard, Inc.	248,319	10,847
Philip Morris International, Inc.	60,515	5,242
Reynolds American, Inc.	100,007	4,837
Smithfield Foods, Inc. (a)	49,914	1,638
Wal-Mart Stores, Inc.	40,407	3,010
WhiteWave Foods Co. ‘B’ (a)	175,569	2,669

		35,314

ENERGY 2.6%
Halliburton Co.	73,731	3,076
National Oilwell Varco, Inc.	71,182	4,904
Phillips 66	45,641	2,689
Rentech, Inc.	691,332	1,452

		12,121

FINANCIALS 10.8%
Alleghany Corp. (a)	12,936	4,958
BankUnited, Inc.	100,540	2,615
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	12,060

	SHARES	MARKET VALUE (000S)
Genworth Financial, Inc. ‘A’ (a)	540,932	$6,172
Northwest Bancshares, Inc.	187,287	2,530
NYSE Euronext	40,788	1,689
PHH Corp. (a)	116,075	2,366
SLM Corp.	256,693	5,868
TFS Financial Corp. (a)	390,594	4,375
ViewPoint Financial Group, Inc.	241,301	5,021
White Mountains Insurance Group Ltd.	5,133	2,951

		50,605

HEALTH CARE 3.2%
Life Technologies Corp. (a)	33,549	2,483
Merck & Co., Inc.	61,330	2,849
Pfizer, Inc.	293,991	8,234
Zoetis, Inc.	40,878	1,263

		14,829

INDUSTRIALS 4.3%
3M Co.	81,802	8,945
Deere & Co.	82,616	6,712
General Dynamics Corp.	56,132	4,397

		20,054

INFORMATION TECHNOLOGY 6.7%
Apple, Inc.	5,662	2,243
Dell, Inc.	93,105	1,243
Intel Corp. (f)	563,465	13,647
Microsoft Corp. (f)	415,933	14,362

		31,495

Total United States		164,418

Total Common Stocks (Cost $380,005)		442,299

EXCHANGE-TRADED FUNDS 3.0%

UNITED STATES 3.0%
SPDR Gold Trust	115,136	13,718

Total Exchange-Traded Funds (Cost $20,014)		13,718

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	70,180	905

Total Preferred Stocks (Cost $882)		905

REAL ESTATE INVESTMENT TRUSTS 1.2%

SINGAPORE 0.0%
Keppel REIT	90,540	92

Total Singapore		92

	SHARES	MARKET VALUE (000S)
UNITED STATES 1.2%
American Capital Agency Corp.	141,161	$3,245
NorthStar Realty Finance Corp.	265,550	2,417

Total United States		5,662

Total Real Estate Investment Trusts (Cost $6,987)		5,754

RIGHTS 0.3%

FRANCE 0.3%

HEALTH CARE 0.3%
Sanofi - Exp. 12/31/2020	597,382	1,153

Total France		1,153

HONG KONG 0.0%

FINANCIALS 0.0%
First Pacific Co. Ltd. - Exp. 07/03/2013	315,750	6

Total Hong Kong		6

Total Rights (Cost $844)		1,159

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (d) 0.1%
		640

U.S. TREASURY BILLS 0.4%
0.099% due 02/06/2014 - 05/29/2014 (b)(i)	$2,033	2,031

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 0.4%
PIMCO Short-Term Floating NAV Portfolio	169,164	1,693

Total Short-Term Instruments (Cost $4,364)		4,364

PURCHASED OPTIONS (g) 0.3%
(Cost $1,226)		1,405

Total Investments 100.6% (Cost $414,322)		$469,604

Securities Sold Short (e) (1.1%) (Proceeds $5,150)		(5,201)

Written Options (h) (0.0%) (Premiums $67)		(14)

Other Assets and Liabilities (Net) 0.5%		2,597

Net Assets 100.0%		$466,986

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	13

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$640	Fannie Mae 2.200% due 10/17/2022	$(657)	$640	$640

(1)	Includes accrued interest.

(e)	Short Sales:

(f)	Securities with an aggregate market value of $6,290 and cash of $5,624 have been pledged as collateral as of June 30, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Description	Shares	Proceeds	Market Value
IntercontinentalExchange, Inc.	6,927	$1,069	$(1,232)
Liberty Global PLC	19,925	1,440	(1,476)
WhiteWave Foods Co. ‘A’	153,426	2,641	(2,493)

		$5,150	$(5,201)

Collateral	(Received)/Pledged for Borrowings and Other Financing Transactions

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2013:

Counterparty	Total Market Value	Collateral (Received)/Pledged	Net Exposures (2)	Total Market Value	Collateral (Received)/Pledged	Net Exposures (2)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	$640	$(657)	$(17)	$0	$0	$0

Prime Brokerage Agreement
GSC	$(1,476)	$5,160	$3,684	$0	$0	$0
JPS	(1,232)	484	(748)	0	0	0
UBS	(2,493)	6,270	3,777	0	0	0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Consolidated Statement of Assets and Liabilities. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

EXCHANGE-TRADED OR CENTRALLY CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

(g)	Purchased Options:

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Dell, Inc.	$15.000	08/17/2013	1,775	$23	$4
Call - CBOE Life Technologies Corp.	75.000	07/20/2013	577	14	4
Put - CBOE Pfizer, Inc.	35.000	07/20/2013	1,710	1,011	1,196
Put - CBOE Whitewave Foods Co.	25.000	10/19/2013	221	178	201

				$1,226	$1,405

(h)	Written Options:

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Intel Corp.	$26.000	07/20/2013	1,408	$59	$(10)
Call - CBOE Pfizer, Inc.	35.000	07/20/2013	1,710	7	(1)
Call - CBOE Whitewave Foods Co.	25.000	10/19/2013	221	1	(3)

				$ 67	$(14)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

Exchange-Traded or Centrally Cleared Financial Derivative Instruments Summary

The following is a summary by counterparty of the market value of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2013:

Exchange	Total Market Value	Total Market Value
	PIMCO EqS Pathfinder Portfolio®	PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
Exchange-Traded Options
CBOE	$1,391	$0

OTC FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	AUD	18,465	$	17,161	CBK	$274	$0	$274
07/2013	CAD	22,942		21,976	BRC	162	0	162
07/2013	CHF	1,609		1,700	BRC	0	(4)	(4)
07/2013		3,357		3,466	MSC	0	(88)	(88)
07/2013	DKK	46,122		8,070	JPM	21	0	21
07/2013	EUR	5,155		6,759	BRC	49	0	49
07/2013		1,189		1,550	CBK	2	0	2
07/2013		22,905		29,586	MSC	0	(227)	(227)
07/2013	GBP	967		1,511	DUB	40	0	40
07/2013		19,321		29,199	UAG	0	(187)	(187)
07/2013	HKD	91,478		11,791	HUS	0	(4)	(4)
07/2013	ILS	6,757		1,848	MSC	0	(9)	(9)
07/2013	JPY	395,900		4,172	BRC	180	0	180
07/2013		212,228		2,160	GLM	20	0	20
07/2013		3,018,517		30,896	RYL	461	0	461
07/2013	KRW	1,628,784		1,440	DUB	15	0	15
07/2013	NOK	1,445		245	BRC	7	0	7
07/2013		199,166		34,112	FBF	1,324	0	1,324
07/2013		295		51	HUS	2	0	2
07/2013	NZD	96		75	BOA	1	0	1
07/2013		97		76	CBK	1	0	1
07/2013		97		76	DUB	1	0	1
07/2013	SEK	8,866		1,320	BRC	0	(2)	(2)
07/2013		8,455		1,256	CBK	0	(4)	(4)
07/2013	$	8,349	AUD	8,722	BRC	0	(372)	(372)
07/2013		8,389		8,722	CBK	0	(412)	(412)
07/2013		22,229	CAD	22,942	BRC	0	(414)	(414)
07/2013		3,573	CHF	3,357	FBF	0	(19)	(19)
07/2013		4,032	DKK	23,061	CBK	0	(7)	(7)
07/2013		4,031		23,061	FBF	0	(7)	(7)
07/2013		26,214	EUR	20,049	CBK	0	(117)	(117)
07/2013		9,925		7,429	DUB	9	(264)	(255)
07/2013		776		582	HUS	0	(19)	(19)
07/2013		3,236	GBP	2,061	BRC	0	(102)	(102)
07/2013		28,146		18,227	GLM	0	(424)	(424)
07/2013		82	HKD	635	DUB	0	0	0
07/2013		11,714		90,843	JPM	0	(1)	(1)
07/2013		1,863	ILS	6,757	JPM	0	(5)	(5)
07/2013		33,806	JPY	3,414,417	BOA	620	0	620
07/2013		1,399	KRW	1,628,784	BRC	26	0	26
07/2013		265	NOK	1,615	BRC	1	0	1
07/2013		86		505	CBK	0	(3)	(3)
07/2013		70		400	DUB	0	(4)	(4)
07/2013		16,420		99,193	GLM	0	(90)	(90)
07/2013		16,412		99,193	HUS	0	(82)	(82)
07/2013		235	NZD	290	CBK	0	(11)	(11)
07/2013		1,287	SEK	8,455	CBK	0	(26)	(26)
07/2013		90	SGD	113	CBK	0	(1)	(1)
07/2013	ZAR	35,136	$	3,853	BOA	313	0	313
08/2013	BRL	5,129		2,384	UAG	101	0	101
08/2013	CHF	3,357		3,574	FBF	19	0	19
08/2013	DKK	23,061		4,033	CBK	7	0	7
08/2013		23,061		4,033	FBF	7	0	7
08/2013	EUR	20,049		26,217	CBK	117	0	117
08/2013	GBP	18,227		28,140	GLM	424	0	424
08/2013	NOK	99,193		16,402	GLM	89	0	89
08/2013		99,193		16,393	HUS	81	0	81

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Foreign Currency Contracts: (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	16,174	AUD	17,444	CBK	$0	$(257)	$(257)
08/2013		19,894	CAD	20,837	BRC	0	(96)	(96)
08/2013		30,901	JPY	3,018,517	RYL	0	(462)	(462)
08/2013		1,699	NOK	10,360	MSC	4	0	4
08/2013		75	NZD	96	BOA	0	(1)	(1)
08/2013		76		97	CBK	0	(1)	(1)
08/2013		76		97	DUB	0	(1)	(1)
08/2013		1,255	SEK	8,455	CBK	5	0	5
09/2013	MXN	4,310	$	337	HUS	7	0	7
09/2013	$	4,526	MXN	55,883	JPM	0	(243)	(243)
10/2013	HKD	90,843	$	11,716	JPM	0	(1)	(1)
10/2013	ILS	6,757		1,859	JPM	6	0	6
10/2013	KRW	1,628,784		1,394	BRC	0	(25)	(25)

						$4,396	$(3,992)	$404

Transactions in written call and put options for the period ended June 30, 2013:

	# of Contracts	Premium
Balance at 12/31/2012	1,274	$1
Sales	8,960	150
Closing Buys	(6,895)	(84)
Expirations	0	0
Exercised	0	0

Balance at 06/30/2013	3,339	$67

OTC Swap Agreements:

Total Return Swaps on Securities

Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Kabel Deutschland Holdings AG	9,050	1-Month USD-LIBOR plus a specified spread	EUR	763	06/30/2014	DUB	$(1)
Receive	Veolia Environnement S.A.	467,459	1-Month USD-LIBOR plus a specified spread		4,377	05/07/2014	JPM	(379)
Pay	Rentech Nitrogen Partners LP	19,261	1-Month USD-LIBOR less a specified spread	$	549	08/15/2013	BOA	(20)
Receive	Logitech International S.A.	151,021	1-Month USD-LIBOR less a specified spread		1,055	02/18/2014	GST	(14)
Receive	Logitech International S.A.	57,654	1-Month USD-LIBOR less a specified spread		401	01/29/2014	JPM	(3)
Receive	Logitech International S.A.	35,502	1-Month USD-LIBOR less a specified spread		248	02/05/2014	JPM	(3)

								$(420)

Collateral	(Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2013:

(i)	Securities with an aggregate market value of $1,442 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2013.

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
BOA	$913	$(1,240)	$(327)	$0	$0	$0
BRC	(590)	(310)	(900)	0	0	0
CBK	(433)	410	(23)	0	0	0
DUB	(205)	0	(205)	0	0	0
FBF	1,324	(1,300)	24	0	0	0
GLM	19	0	19	0	0	0
GST	(14)	0	(14)	0	0	0
HUS	(15)	0	(15)	0	0	0
JPM	(608)	381	(227)	0	0	0
MSC	(320)	(6)	(326)	0	0	0
RYL	(1)	0	(1)	0	0	0
UAG	(86)	241	155	0	0	0

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Consolidated Statement of Assets and Liabilities. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$1,405	$0	$0	$1,405
Unrealized appreciation on foreign currency contracts	0	0	0	4,396	0	4,396

	$0	$0	$1,405	$4,396	$0	$5,801

Liabilities:
Written options outstanding	$0	$0	$14	$0	$0	$14
Unrealized depreciation on foreign currency contracts	0	0	0	3,992	0	3,992
Unrealized depreciation on OTC swap agreements	0	0	420	0	0	420

	$0	$0	$434	$3,992	$0	$4,426

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(986)	$0	$0	$(986)
Net realized gain on written options	0	0	59	0	0	59
Net realized gain on swaps	0	0	154	0	0	154
Net realized (loss) on foreign currency transactions	0	0	0	(6,038)	0	(6,038)

	$0	$0	$(773)	$(6,038)	$0	$(6,811)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$179	$0	$0	$179
Net change in unrealized appreciation on written options	0	0	53	0	0	53
Net change in unrealized (depreciation) on swaps	0	0	(398)	0	0	(398)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	4,245	0	4,245

	$0	$0	$(166)	$4,245	$0	$4,079

(1)	See note 6 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Common Stocks
Belgium
Industrials	$6,547	$0	$0	$6,547
Bermuda
Energy	5,219	9,015	0	14,234
Financials	7,800	0	0	7,800
Brazil
Financials	3,641	0	0	3,641
Canada
Energy	3,184	0	0	3,184
Materials	1,486	0	0	1,486
Denmark
Consumer Staples	0	8,881	0	8,881
Faeroe Islands
Consumer Staples	2,385	0	0	2,385
Financials	879	0	0	879
France
Consumer Discretionary	0	9,981	0	9,981

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Consumer Staples	$0	$23,117	$0	$23,117
Energy	0	6,297	0	6,297
Utilities	0	6,102	0	6,102
Germany
Health Care	8,523	0	0	8,523
Industrials	0	999	0	999
Utilities	0	1,066	0	1,066
Hong Kong
Consumer Discretionary	0	1,974	0	1,974
Financials	0	14,549	0	14,549
Industrials	0	2,083	0	2,083
Israel
Health Care	2,699	0	0	2,699
Japan
Consumer Discretionary	0	2,383	0	2,383
Industrials	0	4,545	0	4,545
Information Technology	0	5,736	0	5,736
Netherlands
Consumer Staples	2,282	7,277	0	9,559

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Energy	$0	$3,357	$0	$3,357
Financials	0	7,559	0	7,559
Information Technology	2,989	0	0	2,989
Norway
Consumer Staples	5,027	11,660	0	16,687
Singapore
Financials	0	16	0	16
Industrials	0	3,703	0	3,703
South Africa
Materials	1,844	0	0	1,844
South Korea
Consumer Discretionary	1,442	0	0	1,442
Sweden
Industrials	0	6,055	0	6,055
Switzerland
Consumer Staples	0	6,947	0	6,947
Financials	0	3,040	0	3,040
Health Care	0	6,524	0	6,524
Information Technology	1,911	0	0	1,911
Materials	0	2,808	0	2,808
United Kingdom
Consumer Discretionary	1,353	0	0	1,353
Consumer Staples	0	38,071	0	38,071
Energy	4,119	8,369	0	12,488
Financials	0	12,437	0	12,437
United States
Consumer Staples	35,314	0	0	35,314
Energy	12,121	0	0	12,121
Financials	50,605	0	0	50,605
Health Care	14,829	0	0	14,829
Industrials	20,054	0	0	20,054
Information Technology	31,495	0	0	31,495
Exchange-Traded Funds
United States	13,718	0	0	13,718

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Preferred Stocks
Brazil
Financials	$905	$0	$0	$905
Real Estate Investment Trusts
Singapore	0	92	0	92
United States	5,662	0	0	5,662
Rights
France
Health Care	1,153	0	0	1,153
Hong Kong
Financials	0	6	0	6
Short-Term Instruments
Repurchase Agreements	0	640	0	640
U.S. Treasury Bills	0	2,031	0	2,031
Central Funds Used for Cash Management Purposes	1,693	0	0	1,693
Purchased Options
Equity Contracts	0	1,405	0	1,405
	$250,879	$218,725	$0	$469,604

Short Sales, at value
Common Stocks	$(5,201)	$0	$0	$(5,201)

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$4,396	$0	$4,396

Financial Derivative Instruments - Liabilities
Equity Contracts	(1)	(433)	0	(434)
Foreign Exchange Contracts	0	(3,992)	0	(3,992)
	$(1)	$(4,425)	$0	$(4,426)

Totals	$245,677	$218,696	$0	$464,373

There were assets and liabilities valued at $11,370 transferred from Level 2 to Level 1 and assets and liabilities valued at $13,746 transferred from Level 1 to Level 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign

SEMIANNUAL REPORT	JUNE 30, 2013	19

Notes to Financial Statements (Cont.)

currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the

20	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

SEMIANNUAL REPORT	JUNE 30, 2013	21

Notes to Financial Statements (Cont.)

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to

22	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of

Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

SEMIANNUAL REPORT	JUNE 30, 2013	23

Notes to Financial Statements (Cont.)

written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive

24	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments, and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2013	25

Notes to Financial Statements (Cont.)

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral are not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency and is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the portfolios. Variation margin, or daily changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market value of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

26	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$466,986	$13,540	2.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a

Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-

specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from

SEMIANNUAL REPORT	JUNE 30, 2013	27

Notes to Financial Statements (Cont.)

the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2014, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the

Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2013, the remaining recoverable amount to PIMCO was $1,302,927.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2013, the amount was $57,059.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and The Central Funds are considered to be affiliated with the Portfolio.

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June 30, 2013 (Unaudited)

The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2013	Dividend Income	Net Capital Gain Distributions
$25,564	$57,734	$(81,600)	$(34)	$29	$1,693	$33	$0

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2013, were as follows (amounts in thousands):

Purchases	Sales
$72,072	$70,955

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13	$152	5	$52
Advisor Class	1,137	12,787	2,990	31,036
Issued as reinvestment of distributions
Institutional Class	0	0	57	610
Advisor Class	0	0	322	3,424
Cost of shares redeemed
Institutional Class	(591)	(6,635)	(1,327)	(13,805)
Advisor Class	(2,846)	(31,778)	(4,076)	(41,935)
Net (decrease) resulting from Portfolio share transactions	(2,287)	$(25,474)	(2,029)	$(20,618)

As of June 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the trust or advisor.

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Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(1)
$414,672	$75,118	$(20,186)	$54,932

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

30	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Other Abbreviations:
SP-ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts

SEMIANNUAL REPORT	JUNE 30, 2013	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02SAR_063013

Your Global Investment Authority

PIMCO Equity Series VIT®

Semiannual Report

June 30, 2013

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2013. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio managers provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

Over most of the reporting period, intervention by the Federal Reserve (“Fed”) and other developed market central banks including the European Central Bank, Bank of England and Bank of Japan, largely succeeded in suppressing market volatility and encouraged investors to move into riskier assets such as equities and high yield bonds. As a result, prices on these asset classes rose considerably through April 2013, propped up by aggressive central bank policies rather than strong economic fundamentals.

However, conditions in financial markets deteriorated rapidly beginning in mid-May as investors reacted to signals by the Fed that it might begin to slow the pace of its asset purchases later this year. Fed Chairman Ben Bernanke outlined a plan for eventually tapering quantitative easing (“QE”) purchases of U.S. Treasuries and mortgage-backed securities (“MBS”) as the U.S. economy begins to meet certain growth targets. In particular, this shift in tone fueled a broad-based sell-off within fixed income assets, undermining market liquidity and sending yields higher across the risk spectrum.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities posted strong performance and touched record highs in the early part of 2013. U.S. equities, as measured by the S&P 500 Index, returned 13.82% and global equities, as represented by the MSCI World Index, returned 8.43%. However, emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 9.57%, due to declining earnings growth and rising U.S. interest rates towards the latter part of the period which placed pressure on local EM currencies. Concerns over growth and financial risk in China, worsening economic conditions in Brazil, and political turmoil in Turkey also weighed on EM equity returns.

■

Yields on U.S. Treasuries rose considerably beginning in mid-May through the end of the period primarily due to the possibility that the Fed would begin considering tapering its asset purchase program. As a result, bond markets sold off with yields increasing and bond prices declining. The benchmark ten-year U.S. Treasury note yielded 2.49% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.44% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 25, 2013

SEMIANNUAL REPORT	JUNE 30, 2013	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S.

economic and political developments; this risk may be increased when investing in emerging markets.

On the Portfolio Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

2	PIMCO EQUITY SERIES VIT

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2013 to June 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2013	3

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the first half of 2013 and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market, the Portfolio itself, and our outlook for the remainder of 2013.

The Last Six Months in Review

The stock market rally that began in early 2012 continued unabated through the first half of 2013 with the MSCI World Index posting gains for five consecutive months through the end of May 2013, pausing only for a pullback in the month of June. Due to very valid concerns about growth in Europe, despite the monetary support and pledge by European Central Bank (“ECB”) President Mario Draghi to keep interest rates low for an “extended period of time”, European stocks did not perform nearly as well as those in either the United States or Japan; two areas of the world which are also trying to stimulate economic growth with very accommodative central bank policies. In the U.S., the S&P 500 Index posted its best first half since 1998, including the aforementioned modest decline in June due to Federal Reserve (“Fed”) Chairman Ben Bernanke’s comments about the potential for the “tapering” of quantitative easing (“QE”). In Japan, the equity rally that began last fall with the election of Prime Minister Shinzo Abe, continued with the subsequent appointment of Bank of Japan (“BOJ”) Governor Kuroda this past spring and his announcement of a very aggressive bond buying program designed to reach a target of 2% inflation for the country.

As a result of the unprecedented accommodative central bank monetary policies and the excess liquidity provided, equities and other risk assets appreciated in the first half of 2013. The increase, however, was driven by Price/Earnings (“PE”) multiple expansion, rather than an improvement in underlying fundamentals and in an equity market environment driven by yet-to-materialize growth expectations, the Portfolio lagged the overall broad equity market index.

Pathfinder Portfolio

We have a predilection to own what we believe are quality companies, which we define as businesses with high operating margins, attractive dividend yields, and manageable leverage, when we can find them at attractive discounts. We find that these quality businesses have cash flows that are steady and reliable, dividends that are meaningful and generally increasing, stock buyback programs that reduce the share count, and stock prices that tend to be less volatile than the overall equity market. One of our holdings which fit these investment criteria is Microsoft and it was one of our best performers over the reporting period.

Microsoft is a best-in-breed software company whose core businesses, Windows, Office, servers and tools, entertainment and devices, have all been improving with the introduction of major new products across all divisions. Windows XP is going through a large forced upgrade cycle, enterprise revenue growth continues to be strong and the cloud numbers have surprised investors, in our opinion. For some time, personal computer (PC) shrinkage was a major unknown concern; however, we believe it is now well known. We continue to find a lot of value in Microsoft at only 11X 2014 estimated earnings, with a 2.7% dividend yield and approximately $9/share in cash on its balance sheet. Subsequent to the close of the quarter ending June 30, 2013, Microsoft released earnings which included a $900 million write-down related to its Surface tablet, which also affected margins in its Windows division. Although this was an obvious disappointment to investors, Microsoft generates approximately $2.5 billion/month in free cash flow, and we continue to view Microsoft as a very attractive investment.

Another contributor to returns was the Portfolio’s holding of SLM Corp (Sallie Mae), the student loan lender, originator, and servicer, which posted strong performance for the first half year. As the economy and the banking sector improved, Sallie Mae’s lending volumes increased, and student loan bond trading activity doubled as credit quality concerns subsided. Further, they have announced a separation into an education management business and a consumer lending business to be completed over the next year, which we believe bodes well for shareholders. At less than 9X 2013 estimated earnings and a 2.5% dividend yield, we find good value in the company.

The Portfolio’s holding of GS Home Shopping, one of the leading internet and TV shopping providers in South Korea, also contributed to returns. We originally purchased the stock of GS Home Shopping at an extremely deep value as approximately 80% of its market capitalization was represented by the cash on the balance sheet and the stock was trading at a PE of 2. GS Home Shopping has since benefited by the development of on-line and mobile shopping in South Korea, and the subsequent migration of consumers from shopping at department stores to shopping on-line. GS Home Shopping also expanded its high margin apparel and fashion offerings and continued to develop its international operations. The double digit growth the company has enjoyed acted as a catalyst for a re-rating of the stock and it rose significantly this year.

4	PIMCO EQUITY SERIES VIT

We also had a few stocks in the portfolio which did not perform as we had expected. The Portfolio’s holding of Eutelsat, a French satellite services company and one of the world’s top three satellite operators with a 15% market share globally, detracted from returns. Eutelsat has been subject to new and increasing competition and as a result, the company reported disappointing results in May 2013, causing the company to be downgraded at several brokerage houses. Eutelsat continues to enjoy long-term service contracts with a residual life of 6.9 years, which generate predictable cash flows, and the company is focused on increasing the top line by high single digits due to the launch of new TV channels and the development of HDTV.

The price of gold declined dramatically in the spring of 2013 due to concern that Cyprus might need to liquidate its gold holdings in response to its financial crisis, and by comments from Fed Chairman Bernanke on the potential for the “tapering” of the Fed’s quantitative easing program. The Fund’s holding of gold miner Anglogold Ashanti dropped significantly due to the inherent operating leverage of its mining operations to the underlying commodity price. In addition, the departure of the company’s CEO and uncertainty regarding the outcome of South African wage negotiations continued to weigh on the shares, which detracted from the Portfolio’s returns.

Silver declined in conjunction with gold and this negatively impacted the Portfolio’s holding in Silver Wheaton, a precious metal streaming company. In addition to the decline in silver prices, the company was negatively impacted by permitting delays at one of the company’s projects. Silver Wheaton’s streaming model has shown resilience in the face of the decline in silver prices as cash margins are expected to remain over 70%, per industry reports. The company has also taken advantage of the stressed balance sheets of mining companies to acquire new precious metal streams at attractive valuations, in our opinion.

Looking Forward

As PIMCO’s CEO and Co-CIO Mohamed A. El-Erian described in the recent Secular Outlook, “New Normal . . . Morphing,” we do not expect to see near-term catalysts that would lead to sustainable, private sector, above-trend economic growth nor price pressures that would lead to rising inflation. We envision the global economy muddling through on a low-growth, low-inflation path for the next several years. With corporate balance sheets in developed markets generally in good health and with cash balances at all-time highs, we believe many companies are well positioned to generate growth even in what we expect to be a “muddle through” economic environment.

We continue to focus on buying quality companies, when we can find them at attractive valuations, and with what we believe is a margin of safety built into the price. Buying quality businesses provides the benefit of more consistent business performance which tends to provide less volatility in earnings and stock prices over time, in our opinion. This lower volatility often leads to better compounding of returns over the long-term.

In closing our letter, we repeat our thanks for investing with us in the Portfolio. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Charles Lahr, CFA Co-Portfolio Manager	Anne Gudefin, CFA Co-Portfolio Manager

SEMIANNUAL REPORT	JUNE 30, 2013	5

Insights from the Portfolio Managers PIMCO EqS Pathfinder Portfolio® (Cont.)

Top 10 Holdings1

British American Tobacco PLC	3.1%
Microsoft Corp.	3.1%
Imperial Tobacco Group PLC	3.0%
Danone S.A.	2.9%
SPDR Gold Trust	2.9%
Intel Corp.	2.9%
Berkshire Hathaway, Inc. ‘B’	2.6%
AIA Group Ltd.	2.5%
Lorillard, Inc.	2.3%
Lancashire Holdings Ltd.	2.2%

Geographic Breakdown1

United States	39.2%
United Kingdom	13.7%
France	10.0%
Netherlands	5.0%
Bermuda	4.7%
Switzerland	4.5%
Hong Kong	4.0%
Norway	3.6%
Japan	2.7%
Germany	2.3%
Denmark	1.9%
Other	7.5%

Sector Breakdown1

Consumer Staples	30.0%
Financials	22.8%
Energy	11.0%
Industrials	9.4%
Information Technology	9.0%
Health Care	7.5%
Consumer Discretionary	3.7%
Other	5.7%

[1]

% of Total Investments as of 06/30/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Average Annual Total Return for the period ended June 30, 2013
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	4.21%	10.02%	3.70%
MSCI World Index±	8.43%	18.58%	7.01%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.40% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (01/01/13)	$1,000.00	$1,000.00
Ending Account Value (06/30/13)	$1,042.10	$1,018.74
Expenses Paid During Period†	$6.18	$6.11
Net Annualized Expense Ratio††	1.22%	1.22%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Portfolio’s Institutional Class shares returned 4.38% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 8.43%.

»

An underweight to and security selection in the consumer discretionary sector was a significant detractor from returns during the reporting period, as well as the Portfolio’s weighting and security selection in the industrials and health care sectors. However, security selection in the information technology sector and a lighter weighting to the materials sector benefited the Portfolio’s returns relative to the Portfolio’s benchmark index.

»	Holdings in Microsoft, Berkshire Hathaway, and Intel contributed to returns as prices on these securities appreciated during the reporting period.

»	Holdings in Eutelsat Communications, Silver Wheaton, and Anglogold Ashanti detracted from returns as prices on these securities declined during the reporting period.

»

Given the appreciation in the equity markets over the reporting period, the Portfolio’s market and tail-risk hedging strategies, including its position in a gold exchange traded fund, detracted from returns as these hedging strategies declined in value over the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 97% in equities we believe are undervalued, 1% (on the long side only) in merger arbitrage investments, 0% in cash equivalents, and held the balance of the portfolio in currency and market risk hedges, including an approximate 3% position in gold.

SEMIANNUAL REPORT	JUNE 30, 2013	7

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	06/30/2013+		12/31/2012	12/31/2011	04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of year or period	$10.69		$9.82	$10.31	$10.00
Net investment income (a)	0.15		0.18	0.08	0.08
Net realized/unrealized gain (loss)	0.30		0.78	(0.57)	0.23
Total income (loss) from investment operations	0.45		0.96	(0.49)	0.31
Dividends from net investment income	0.00		(0.09)	0.00	0.00
Total distributions	0.00		(0.09)	0.00	0.00
Net asset value end of year or period	$11.14		$10.69	$9.82	$10.31
Total return	4.21%		9.77%	(4.72)%	3.10%
Net assets end of year or period (000s)	$412,133		$413,524	$387,651	$2,498
Ratio of expenses to average net assets	1.22	%*	1.24%	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.40	%*	1.40%	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.21	%*	1.22%	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.39	%*	1.38%	1.42%	7.00	%*
Ratio of net investment income to average net assets	2.78	%*	1.77%	0.83%	1.10	%*
Portfolio turnover rate	16	%**	26%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2013

Assets:
Investments, at value	$467,271
Investments in Affiliates, at value	1,693
Repurchase agreements, at value	640
Cash	1
Deposits with counterparty	5,624
Foreign currency, at value	435
Receivable for investments sold	3,188
Unrealized appreciation on foreign currency contracts	4,396
Receivable for Portfolio shares sold	182
Interest and dividends receivable	787
Dividends receivable from Affiliates	2
484,219

Liabilities:
Payable for investments purchased	$3,858
Payable for investments in Affiliates purchased	2
Payable for short sales	5,201
Written options outstanding	14
Unrealized depreciation on foreign currency contracts	3,992
Unrealized depreciation on OTC swap agreements	420
Deposits from counterparty	3,267
Payable for Portfolio shares redeemed	25
Accrued investment advisory fees	234
Accrued supervisory and administrative fees	131
Accrued distribution fees	81
Reimbursement to PIMCO	4
Other liabilities	4
17,233

Net Assets	$466,986

Net Assets Consist of:
Paid in capital	$408,139
Undistributed net investment income	13,918
Accumulated undistributed net realized (loss)	(10,327)
Net unrealized appreciation	55,256
$466,986

Net Assets:
Institutional Class	$54,853
Advisor Class	412,133

Shares Issued and Outstanding:
Institutional Class	4,900
Advisor Class	36,986

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.19
Advisor Class	11.14

Cost of Investments	$411,989
Cost of Investments in Affiliates	$1,693
Cost of Repurchase Agreements	$640
Cost of Foreign Currency Held	$439
Proceeds Received on Short Sales	$5,150
Premiums Received on Written Options	$67

SEMIANNUAL REPORT	JUNE 30, 2013	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2013

Investment Income:
Interest	$2
Dividends, net of foreign taxes*	9,607
Dividends from Affiliate investments	33
Total Income	9,642

Expenses:
Investment advisory fees	1,837
Supervisory and administrative fees	855
Distribution and/or servicing fees - Advisor Class	527
Trustees’ fees	83
Interest expense	29
Total Expenses	3,331
Waiver and/or Reimbursement by PIMCO	(440)
Net Expenses	2,891

Net Investment Income	6,751

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,065
Net realized (loss) on Affiliate investments	(34)
Net realized gain on written options	59
Net realized gain on swaps	154
Net realized (loss) on short sales	(426)
Net realized (loss) on foreign currency transactions	(5,426)
Net change in unrealized appreciation on investments	6,075
Net change in unrealized appreciation on Affiliate investments	29
Net change in unrealized appreciation on written options	53
Net change in unrealized (depreciation) on swaps	(398)
Net change in unrealized appreciation on short sales	34
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	4,260
Net Gain	13,445

Net Increase in Net Assets Resulting from Operations	$20,196

* Foreign tax withholdings - Dividends	$537

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,751	$8,477
Net realized gain	3,426	710
Net realized gain (loss) on Affiliate investments	(34)	22
Net capital gain distributions received from Affiliate investments	0	3
Net change in unrealized appreciation	10,024	33,644
Net change in unrealized appreciation (depreciation) on Affiliate investments	29	(30)
Net increase resulting from operations	20,196	42,826

Distributions to Shareholders:
From net investment income
Institutional Class	0	(610)
Advisor Class	0	(3,424)

Total Distributions	0	(4,034)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(25,474)	(20,618)

Total Increase (Decrease) in Net Assets	(5,278)	18,174

Net Assets:
Beginning of year or period	472,264	454,090
End of year or period*	$466,986	$472,264

*Including undistributed net investment income of:	$13,918	$7,167

**	See note 13 in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2013	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 94.7%

BELGIUM 1.4%

INDUSTRIALS 1.4%
bpost S.A. (a)	352,239	$6,547

Total Belgium		6,547

BERMUDA 4.7%

ENERGY 3.0%
North Atlantic Drilling Ltd.	615,508	5,219
Seadrill Ltd.	223,835	9,015

		14,234

FINANCIALS 1.7%
Hiscox Ltd.	900,583	7,800

Total Bermuda		22,034

BRAZIL 0.8%

FINANCIALS 0.8%
Itau Unibanco Holding S.A. SP - ADR	281,792	3,641

Total Brazil		3,641

CANADA 1.0%

ENERGY 0.7%
Cameco Corp.	154,112	3,184

MATERIALS 0.3%
Silver Wheaton Corp.	75,557	1,486

Total Canada		4,670

DENMARK 1.9%

CONSUMER STAPLES 1.9%
Carlsberg A/S ‘B’	99,326	8,881

Total Denmark		8,881

FAEROE ISLANDS 0.7%

CONSUMER STAPLES 0.5%
Bakkafrost P/F	199,159	2,385

FINANCIALS 0.2%
BankNordik P/F	52,480	879

Total Faeroe Islands		3,264

FRANCE 9.7%

CONSUMER DISCRETIONARY 2.1%
Eutelsat Communications S.A.	246,420	6,991
JCDecaux S.A.	109,825	2,990

		9,981

CONSUMER STAPLES 5.0%
Carrefour S.A.	341,156	9,370
Danone S.A.	182,633	13,747

		23,117

	SHARES	MARKET VALUE (000S)
ENERGY 1.3%
Bourbon S.A.	92,269	$2,396
Total S.A.	79,866	3,901

		6,297

UTILITIES 1.3%
Suez Environnement Co.	472,141	6,102

Total France		45,497

GERMANY 2.3%

HEALTH CARE 1.8%
Rhoen Klinikum AG	369,530	8,523

INDUSTRIALS 0.2%
Kloeckner & Co. SE	93,597	999

UTILITIES 0.3%
E.ON SE	65,009	1,066

Total Germany		10,588

HONG KONG 4.0%

CONSUMER DISCRETIONARY 0.4%
Television Broadcasts Ltd.	286,000	1,974

FINANCIALS 3.1%
AIA Group Ltd.	2,813,100	11,852
First Pacific Co. Ltd.	2,526,000	2,697

		14,549

INDUSTRIALS 0.5%
Jardine Matheson Holdings Ltd.	20,300	1,225
Jardine Strategic Holdings Ltd.	23,700	858

		2,083

Total Hong Kong		18,606

ISRAEL 0.6%

HEALTH CARE 0.6%
Teva Pharmaceutical Industries Ltd. SP - ADR	68,846	2,699

Total Israel		2,699

JAPAN 2.7%

CONSUMER DISCRETIONARY 0.5%
Nissan Motor Co. Ltd.	237,800	2,383

INDUSTRIALS 1.0%
FANUC Corp.	31,400	4,545

INFORMATION TECHNOLOGY 1.2%
Nintendo Co. Ltd.	48,717	5,736

Total Japan		12,664

NETHERLANDS 5.0%

CONSUMER STAPLES 2.1%
CSM	359,506	7,277

	SHARES	MARKET VALUE (000S)
D.E Master Blenders 1753 NV (a)	142,524	$2,282

		9,559

ENERGY 0.7%
Royal Dutch Shell PLC ‘A’	105,104	3,357

FINANCIALS 1.6%
ING Groep NV - Dutch Certificate (a)	827,071	7,559

INFORMATION TECHNOLOGY 0.6%
Gemalto NV	33,016	2,989

Total Netherlands		23,464

NORWAY 3.6%

CONSUMER STAPLES 3.6%
Cermaq ASA	288,086	5,027
Marine Harvest ASA	9,741,864	9,903
Orkla ASA	214,621	1,757

Total Norway		16,687

SINGAPORE 0.8%

FINANCIALS 0.0%
Great Eastern Holdings Ltd.	1,160	16

INDUSTRIALS 0.8%
Keppel Corp. Ltd.	452,700	3,703

Total Singapore		3,719

SOUTH AFRICA 0.4%

MATERIALS 0.4%
AngloGold Ashanti Ltd. SP - ADR	128,956	1,844

Total South Africa		1,844

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	6,961	1,442

Total South Korea		1,442

SWEDEN 1.3%

INDUSTRIALS 1.3%
Loomis AB ‘B’	315,094	6,055

Total Sweden		6,055

SWITZERLAND 4.5%

CONSUMER STAPLES 1.5%
Nestle S.A.	105,866	6,947

FINANCIALS 0.6%
Swiss Re AG	40,857	3,040

HEALTH CARE 1.4%
Roche Holding AG	26,284	6,524

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.4%
Logitech International S.A.	277,336	$1,911

MATERIALS 0.6%
Sika AG	1,086	2,808

Total Switzerland		21,230

UNITED KINGDOM 13.8%

CONSUMER DISCRETIONARY 0.3%
Liberty Global PLC (a)	19,924	1,353

CONSUMER STAPLES 8.1%
British American Tobacco PLC	281,362	14,431
Imperial Tobacco Group PLC	409,244	14,190
Reckitt Benckiser Group PLC	133,598	9,450

		38,071

ENERGY 2.7%
BP PLC	1,205,905	8,369
Ensco PLC ‘A’	70,876	4,119

		12,488

FINANCIALS 2.7%
Lancashire Holdings Ltd.	834,820	10,068
Prudential PLC	145,127	2,369

		12,437

Total United Kingdom		64,349

UNITED STATES 35.2%

CONSUMER STAPLES 7.6%
Altria Group, Inc.	202,101	7,071
Lorillard, Inc.	248,319	10,847
Philip Morris International, Inc.	60,515	5,242
Reynolds American, Inc.	100,007	4,837
Smithfield Foods, Inc. (a)	49,914	1,638
Wal-Mart Stores, Inc.	40,407	3,010
WhiteWave Foods Co. ‘B’ (a)	175,569	2,669

		35,314

ENERGY 2.6%
Halliburton Co.	73,731	3,076
National Oilwell Varco, Inc.	71,182	4,904
Phillips 66	45,641	2,689
Rentech, Inc.	691,332	1,452

		12,121

FINANCIALS 10.8%
Alleghany Corp. (a)	12,936	4,958
BankUnited, Inc.	100,540	2,615
Berkshire Hathaway, Inc. ‘B’ (a)	107,753	12,060

	SHARES	MARKET VALUE (000S)
Genworth Financial, Inc. ‘A’ (a)	540,932	$6,172
Northwest Bancshares, Inc.	187,287	2,530
NYSE Euronext	40,788	1,689
PHH Corp. (a)	116,075	2,366
SLM Corp.	256,693	5,868
TFS Financial Corp. (a)	390,594	4,375
ViewPoint Financial Group, Inc.	241,301	5,021
White Mountains Insurance Group Ltd.	5,133	2,951

		50,605

HEALTH CARE 3.2%
Life Technologies Corp. (a)	33,549	2,483
Merck & Co., Inc.	61,330	2,849
Pfizer, Inc.	293,991	8,234
Zoetis, Inc.	40,878	1,263

		14,829

INDUSTRIALS 4.3%
3M Co.	81,802	8,945
Deere & Co.	82,616	6,712
General Dynamics Corp.	56,132	4,397

		20,054

INFORMATION TECHNOLOGY 6.7%
Apple, Inc.	5,662	2,243
Dell, Inc.	93,105	1,243
Intel Corp. (f)	563,465	13,647
Microsoft Corp. (f)	415,933	14,362

		31,495

Total United States		164,418

Total Common Stocks (Cost $380,005)		442,299

EXCHANGE-TRADED FUNDS 3.0%

UNITED STATES 3.0%
SPDR Gold Trust	115,136	13,718

Total Exchange-Traded Funds (Cost $20,014)		13,718

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	70,180	905

Total Preferred Stocks (Cost $882)		905

REAL ESTATE INVESTMENT TRUSTS 1.2%

SINGAPORE 0.0%
Keppel REIT	90,540	92

Total Singapore		92

	SHARES	MARKET VALUE (000S)
UNITED STATES 1.2%
American Capital Agency Corp.	141,161	$3,245
NorthStar Realty Finance Corp.	265,550	2,417

Total United States		5,662

Total Real Estate Investment Trusts (Cost $6,987)		5,754

RIGHTS 0.3%

FRANCE 0.3%

HEALTH CARE 0.3%
Sanofi - Exp. 12/31/2020	597,382	1,153

Total France		1,153

HONG KONG 0.0%

FINANCIALS 0.0%
First Pacific Co. Ltd. - Exp. 07/03/2013	315,750	6

Total Hong Kong		6

Total Rights (Cost $844)		1,159

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (d) 0.1%
		640

U.S. TREASURY BILLS 0.4%
0.099% due 02/06/2014 - 05/29/2014 (b)(i)	$2,033	2,031

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 0.4%
PIMCO Short-Term Floating NAV Portfolio	169,164	1,693

Total Short-Term Instruments (Cost $4,364)		4,364

PURCHASED OPTIONS (g) 0.3%
(Cost $1,226)		1,405

Total Investments 100.6% (Cost $414,322)		$469,604

Securities Sold Short (e) (1.1%) (Proceeds $5,150)		(5,201)

Written Options (h) (0.0%) (Premiums $67)		(14)

Other Assets and Liabilities (Net) 0.5%		2,597

Net Assets 100.0%		$466,986

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	13

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received), At Value	Repurchase Agreements, At Value	Repurchase Proceeds (1)
SSB	0.010%	06/28/2013	07/01/2013	$640	Fannie Mae 2.200% due 10/17/2022	$(657)	$640	$640

(1)	Includes accrued interest.

(e)	Short Sales:

(f)	Securities with an aggregate market value of $6,290 and cash of $5,624 have been pledged as collateral as of June 30, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Description	Shares	Proceeds	Market Value
IntercontinentalExchange, Inc.	6,927	$1,069	$(1,232)
Liberty Global PLC	19,925	1,440	(1,476)
WhiteWave Foods Co. ‘A’	153,426	2,641	(2,493)

		$5,150	$(5,201)

Collateral	(Received)/Pledged for Borrowings and Other Financing Transactions

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2013:

Counterparty	Total Market Value	Collateral (Received)/Pledged	Net Exposures (2)	Total Market Value	Collateral (Received)/Pledged	Net Exposures (2)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	$640	$(657)	$(17)	$0	$0	$0

Prime Brokerage Agreement
GSC	$(1,476)	$5,160	$3,684	$0	$0	$0
JPS	(1,232)	484	(748)	0	0	0
UBS	(2,493)	6,270	3,777	0	0	0

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Consolidated Statement of Assets and Liabilities. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

EXCHANGE-TRADED OR CENTRALLY CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

(g)	Purchased Options:

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Dell, Inc.	$15.000	08/17/2013	1,775	$23	$4
Call - CBOE Life Technologies Corp.	75.000	07/20/2013	577	14	4
Put - CBOE Pfizer, Inc.	35.000	07/20/2013	1,710	1,011	1,196
Put - CBOE Whitewave Foods Co.	25.000	10/19/2013	221	178	201

				$1,226	$1,405

(h)	Written Options:

Options on Securities

Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Intel Corp.	$26.000	07/20/2013	1,408	$59	$(10)
Call - CBOE Pfizer, Inc.	35.000	07/20/2013	1,710	7	(1)
Call - CBOE Whitewave Foods Co.	25.000	10/19/2013	221	1	(3)

				$ 67	$(14)

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

Exchange-Traded or Centrally Cleared Financial Derivative Instruments Summary

The following is a summary by counterparty of the market value of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2013:

Exchange	Total Market Value	Total Market Value
	PIMCO EqS Pathfinder Portfolio®	PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
Exchange-Traded Options
CBOE	$1,391	$0

OTC FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	AUD	18,465	$	17,161	CBK	$274	$0	$274
07/2013	CAD	22,942		21,976	BRC	162	0	162
07/2013	CHF	1,609		1,700	BRC	0	(4)	(4)
07/2013		3,357		3,466	MSC	0	(88)	(88)
07/2013	DKK	46,122		8,070	JPM	21	0	21
07/2013	EUR	5,155		6,759	BRC	49	0	49
07/2013		1,189		1,550	CBK	2	0	2
07/2013		22,905		29,586	MSC	0	(227)	(227)
07/2013	GBP	967		1,511	DUB	40	0	40
07/2013		19,321		29,199	UAG	0	(187)	(187)
07/2013	HKD	91,478		11,791	HUS	0	(4)	(4)
07/2013	ILS	6,757		1,848	MSC	0	(9)	(9)
07/2013	JPY	395,900		4,172	BRC	180	0	180
07/2013		212,228		2,160	GLM	20	0	20
07/2013		3,018,517		30,896	RYL	461	0	461
07/2013	KRW	1,628,784		1,440	DUB	15	0	15
07/2013	NOK	1,445		245	BRC	7	0	7
07/2013		199,166		34,112	FBF	1,324	0	1,324
07/2013		295		51	HUS	2	0	2
07/2013	NZD	96		75	BOA	1	0	1
07/2013		97		76	CBK	1	0	1
07/2013		97		76	DUB	1	0	1
07/2013	SEK	8,866		1,320	BRC	0	(2)	(2)
07/2013		8,455		1,256	CBK	0	(4)	(4)
07/2013	$	8,349	AUD	8,722	BRC	0	(372)	(372)
07/2013		8,389		8,722	CBK	0	(412)	(412)
07/2013		22,229	CAD	22,942	BRC	0	(414)	(414)
07/2013		3,573	CHF	3,357	FBF	0	(19)	(19)
07/2013		4,032	DKK	23,061	CBK	0	(7)	(7)
07/2013		4,031		23,061	FBF	0	(7)	(7)
07/2013		26,214	EUR	20,049	CBK	0	(117)	(117)
07/2013		9,925		7,429	DUB	9	(264)	(255)
07/2013		776		582	HUS	0	(19)	(19)
07/2013		3,236	GBP	2,061	BRC	0	(102)	(102)
07/2013		28,146		18,227	GLM	0	(424)	(424)
07/2013		82	HKD	635	DUB	0	0	0
07/2013		11,714		90,843	JPM	0	(1)	(1)
07/2013		1,863	ILS	6,757	JPM	0	(5)	(5)
07/2013		33,806	JPY	3,414,417	BOA	620	0	620
07/2013		1,399	KRW	1,628,784	BRC	26	0	26
07/2013		265	NOK	1,615	BRC	1	0	1
07/2013		86		505	CBK	0	(3)	(3)
07/2013		70		400	DUB	0	(4)	(4)
07/2013		16,420		99,193	GLM	0	(90)	(90)
07/2013		16,412		99,193	HUS	0	(82)	(82)
07/2013		235	NZD	290	CBK	0	(11)	(11)
07/2013		1,287	SEK	8,455	CBK	0	(26)	(26)
07/2013		90	SGD	113	CBK	0	(1)	(1)
07/2013	ZAR	35,136	$	3,853	BOA	313	0	313
08/2013	BRL	5,129		2,384	UAG	101	0	101
08/2013	CHF	3,357		3,574	FBF	19	0	19
08/2013	DKK	23,061		4,033	CBK	7	0	7
08/2013		23,061		4,033	FBF	7	0	7
08/2013	EUR	20,049		26,217	CBK	117	0	117
08/2013	GBP	18,227		28,140	GLM	424	0	424
08/2013	NOK	99,193		16,402	GLM	89	0	89
08/2013		99,193		16,393	HUS	81	0	81

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Foreign Currency Contracts: (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	16,174	AUD	17,444	CBK	$0	$(257)	$(257)
08/2013		19,894	CAD	20,837	BRC	0	(96)	(96)
08/2013		30,901	JPY	3,018,517	RYL	0	(462)	(462)
08/2013		1,699	NOK	10,360	MSC	4	0	4
08/2013		75	NZD	96	BOA	0	(1)	(1)
08/2013		76		97	CBK	0	(1)	(1)
08/2013		76		97	DUB	0	(1)	(1)
08/2013		1,255	SEK	8,455	CBK	5	0	5
09/2013	MXN	4,310	$	337	HUS	7	0	7
09/2013	$	4,526	MXN	55,883	JPM	0	(243)	(243)
10/2013	HKD	90,843	$	11,716	JPM	0	(1)	(1)
10/2013	ILS	6,757		1,859	JPM	6	0	6
10/2013	KRW	1,628,784		1,394	BRC	0	(25)	(25)

						$4,396	$(3,992)	$404

Transactions in written call and put options for the period ended June 30, 2013:

	# of Contracts	Premium
Balance at 12/31/2012	1,274	$1
Sales	8,960	150
Closing Buys	(6,895)	(84)
Expirations	0	0
Exercised	0	0

Balance at 06/30/2013	3,339	$67

OTC Swap Agreements:

Total Return Swaps on Securities

Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Kabel Deutschland Holdings AG	9,050	1-Month USD-LIBOR plus a specified spread	EUR	763	06/30/2014	DUB	$(1)
Receive	Veolia Environnement S.A.	467,459	1-Month USD-LIBOR plus a specified spread		4,377	05/07/2014	JPM	(379)
Pay	Rentech Nitrogen Partners LP	19,261	1-Month USD-LIBOR less a specified spread	$	549	08/15/2013	BOA	(20)
Receive	Logitech International S.A.	151,021	1-Month USD-LIBOR less a specified spread		1,055	02/18/2014	GST	(14)
Receive	Logitech International S.A.	57,654	1-Month USD-LIBOR less a specified spread		401	01/29/2014	JPM	(3)
Receive	Logitech International S.A.	35,502	1-Month USD-LIBOR less a specified spread		248	02/05/2014	JPM	(3)

								$(420)

Collateral	(Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2013:

(i)	Securities with an aggregate market value of $1,442 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2013.

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO EqS Pathfinder Portfolio®			PIMCO Cayman Commodity Portfolio III, Ltd. (Subsidiary)
BOA	$913	$(1,240)	$(327)	$0	$0	$0
BRC	(590)	(310)	(900)	0	0	0
CBK	(433)	410	(23)	0	0	0
DUB	(205)	0	(205)	0	0	0
FBF	1,324	(1,300)	24	0	0	0
GLM	19	0	19	0	0	0
GST	(14)	0	(14)	0	0	0
HUS	(15)	0	(15)	0	0	0
JPM	(608)	381	(227)	0	0	0
MSC	(320)	(6)	(326)	0	0	0
RYL	(1)	0	(1)	0	0	0
UAG	(86)	241	155	0	0	0

(1)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty(ies) in the event of default and are not disclosed as assets or liabilities in the Consolidated Statement of Assets and Liabilities. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$1,405	$0	$0	$1,405
Unrealized appreciation on foreign currency contracts	0	0	0	4,396	0	4,396

	$0	$0	$1,405	$4,396	$0	$5,801

Liabilities:
Written options outstanding	$0	$0	$14	$0	$0	$14
Unrealized depreciation on foreign currency contracts	0	0	0	3,992	0	3,992
Unrealized depreciation on OTC swap agreements	0	0	420	0	0	420

	$0	$0	$434	$3,992	$0	$4,426

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(986)	$0	$0	$(986)
Net realized gain on written options	0	0	59	0	0	59
Net realized gain on swaps	0	0	154	0	0	154
Net realized (loss) on foreign currency transactions	0	0	0	(6,038)	0	(6,038)

	$0	$0	$(773)	$(6,038)	$0	$(6,811)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$179	$0	$0	$179
Net change in unrealized appreciation on written options	0	0	53	0	0	53
Net change in unrealized (depreciation) on swaps	0	0	(398)	0	0	(398)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	4,245	0	4,245

	$0	$0	$(166)	$4,245	$0	$4,079

(1)	See note 6 in the Notes to Financial Statements for additional information.

FAIR VALUE MEASUREMENTS (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Investments, at value
Common Stocks
Belgium
Industrials	$6,547	$0	$0	$6,547
Bermuda
Energy	5,219	9,015	0	14,234
Financials	7,800	0	0	7,800
Brazil
Financials	3,641	0	0	3,641
Canada
Energy	3,184	0	0	3,184
Materials	1,486	0	0	1,486
Denmark
Consumer Staples	0	8,881	0	8,881
Faeroe Islands
Consumer Staples	2,385	0	0	2,385
Financials	879	0	0	879
France
Consumer Discretionary	0	9,981	0	9,981

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Consumer Staples	$0	$23,117	$0	$23,117
Energy	0	6,297	0	6,297
Utilities	0	6,102	0	6,102
Germany
Health Care	8,523	0	0	8,523
Industrials	0	999	0	999
Utilities	0	1,066	0	1,066
Hong Kong
Consumer Discretionary	0	1,974	0	1,974
Financials	0	14,549	0	14,549
Industrials	0	2,083	0	2,083
Israel
Health Care	2,699	0	0	2,699
Japan
Consumer Discretionary	0	2,383	0	2,383
Industrials	0	4,545	0	4,545
Information Technology	0	5,736	0	5,736
Netherlands
Consumer Staples	2,282	7,277	0	9,559

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2013	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

June 30, 2013 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Energy	$0	$3,357	$0	$3,357
Financials	0	7,559	0	7,559
Information Technology	2,989	0	0	2,989
Norway
Consumer Staples	5,027	11,660	0	16,687
Singapore
Financials	0	16	0	16
Industrials	0	3,703	0	3,703
South Africa
Materials	1,844	0	0	1,844
South Korea
Consumer Discretionary	1,442	0	0	1,442
Sweden
Industrials	0	6,055	0	6,055
Switzerland
Consumer Staples	0	6,947	0	6,947
Financials	0	3,040	0	3,040
Health Care	0	6,524	0	6,524
Information Technology	1,911	0	0	1,911
Materials	0	2,808	0	2,808
United Kingdom
Consumer Discretionary	1,353	0	0	1,353
Consumer Staples	0	38,071	0	38,071
Energy	4,119	8,369	0	12,488
Financials	0	12,437	0	12,437
United States
Consumer Staples	35,314	0	0	35,314
Energy	12,121	0	0	12,121
Financials	50,605	0	0	50,605
Health Care	14,829	0	0	14,829
Industrials	20,054	0	0	20,054
Information Technology	31,495	0	0	31,495
Exchange-Traded Funds
United States	13,718	0	0	13,718

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Preferred Stocks
Brazil
Financials	$905	$0	$0	$905
Real Estate Investment Trusts
Singapore	0	92	0	92
United States	5,662	0	0	5,662
Rights
France
Health Care	1,153	0	0	1,153
Hong Kong
Financials	0	6	0	6
Short-Term Instruments
Repurchase Agreements	0	640	0	640
U.S. Treasury Bills	0	2,031	0	2,031
Central Funds Used for Cash Management Purposes	1,693	0	0	1,693
Purchased Options
Equity Contracts	0	1,405	0	1,405
	$250,879	$218,725	$0	$469,604

Short Sales, at value
Common Stocks	$(5,201)	$0	$0	$(5,201)

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$4,396	$0	$4,396

Financial Derivative Instruments - Liabilities
Equity Contracts	(1)	(433)	0	(434)
Foreign Exchange Contracts	0	(3,992)	0	(3,992)
	$(1)	$(4,425)	$0	$(4,426)

Totals	$245,677	$218,696	$0	$464,373

There were assets and liabilities valued at $11,370 transferred from Level 2 to Level 1 and assets and liabilities valued at $13,746 transferred from Level 1 to Level 2 during the period ended June 30, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign

SEMIANNUAL REPORT	JUNE 30, 2013	19

Notes to Financial Statements (Cont.)

currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the

20	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

SEMIANNUAL REPORT	JUNE 30, 2013	21

Notes to Financial Statements (Cont.)

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to

22	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of

Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

SEMIANNUAL REPORT	JUNE 30, 2013	23

Notes to Financial Statements (Cont.)

written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive

24	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments, and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

SEMIANNUAL REPORT	JUNE 30, 2013	25

Notes to Financial Statements (Cont.)

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral are not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency and is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the portfolios. Variation margin, or daily changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market value of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

26	PIMCO EQUITY SERIES VIT

June 30, 2013 (Unaudited)

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged and net exposure by counterparty as of period end, is disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of June 30, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	% of Portfolio Net Assets
PIMCO Cayman Commodity Portfolio III Ltd.	06/06/2011	06/20/2011	$466,986	$13,540	2.9%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a

Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-

specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from

SEMIANNUAL REPORT	JUNE 30, 2013	27

Notes to Financial Statements (Cont.)

the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2014, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the

Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2013, the remaining recoverable amount to PIMCO was $1,302,927.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2013, the amount was $57,059.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and The Central Funds are considered to be affiliated with the Portfolio.

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June 30, 2013 (Unaudited)

The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2013	Dividend Income	Net Capital Gain Distributions
$25,564	$57,734	$(81,600)	$(34)	$29	$1,693	$33	$0

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2013, were as follows (amounts in thousands):

Purchases	Sales
$72,072	$70,955

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13	$152	5	$52
Advisor Class	1,137	12,787	2,990	31,036
Issued as reinvestment of distributions
Institutional Class	0	0	57	610
Advisor Class	0	0	322	3,424
Cost of shares redeemed
Institutional Class	(591)	(6,635)	(1,327)	(13,805)
Advisor Class	(2,846)	(31,778)	(4,076)	(41,935)
Net (decrease) resulting from Portfolio share transactions	(2,287)	$(25,474)	(2,029)	$(20,618)

As of June 30, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the trust or advisor.

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Notes to Financial Statements (Cont.)

June 30, 2013 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(1)
$414,672	$75,118	$(20,186)	$54,932

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

30	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Other Abbreviations:
SP-ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts

SEMIANNUAL REPORT	JUNE 30, 2013	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01SAR_063013

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DOUGLAS M. HODGE
Douglas M. Hodge
Principal Executive Officer

Date: August 29, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 28, 2013